UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

August 9, 2002
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Date of Report: (Date of earliest event reported)

Computer Associates International, Inc.
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(Exact Name of Registrant as Specified in Charter)

Delaware	1-9247	13-2857434
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(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Computer Associates Plaza, Islandia, New York	11749
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(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 342-5224

Not Applicable
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(Former name or former address, if changed since last report)

Item 9.   Regulation FD Disclosure.

On August 9, 2002, pursuant to Securities and Exchange Commission ("SEC") Order No. 4-460 (the "Order"), Computer Associates International, Inc. submitted to the SEC the Statements Under Oath of the Principal Executive Officer and the Principal Financial Officer, in the form of Exhibit A to the Order. Copies of the statements as filed are attached hereto as Exhibits 99.1 and 99.2.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibit

  99.1 - Statement Under Oath of Sanjay Kumar, Chief Executive Officer of Computer Associates International, Inc., dated August 9, 2002

  99.2 - Statement Under Oath of Ira Zar, Executive Vice President and Chief Financial Officer of Computer Associates International, Inc., dated August 9, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Computer Associates International, Inc.

Dated: August 9, 2002	By:	/s/ Ira Zar
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Ira Zar
Executive Vice President and
Chief Financial Officer